UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2016 (August 9, 2016)
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200
(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement
Contribution Agreement
On August 9, 2016, Hi-Crush Partners LP, a Delaware limited partnership (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with Hi-Crush Proppants LLC, a Delaware limited liability company (“Proppants”). Pursuant to the Contribution Agreement, the Partnership will pay to Proppants cash in an amount equal to $75 million, issue 7,053,292 of common units, and pay up to $10 million of contingent earnout consideration, and Proppants will contribute all of the outstanding membership interests in Hi-Crush Blair LLC ( “Blair”) to the Partnership.
As of August 9, 2016, Proppants owned all of the incentive distribution rights, 13,640,351 common units and wholly owns Hi-Crush GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). Blair has 1,285-acres of Northern White reserves, with a plant processing capacity of approximately 2.86 million tons of 20/100 frac sand per year.
The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of the General Partner approved the transactions contemplated by the Contribution Agreement (the “Transactions”). The Conflicts Committee, composed of independent members of the Board of Directors of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the Transactions. The Transactions are expected to close in September 2016 and are subject to certain customary closing conditions, including, but not limited to, the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. There can be no assurance that all of the conditions to closing the Transactions will be satisfied.

Item 2.02. Results of Operations and Financial Condition
The information regarding the Contribution Agreement and the Transactions contemplated thereunder set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference the financial statements of Blair and the pro forma financial information giving effect to the acquisition of Blair required by Items 9.01(a) and 9.01(b) of Form 8-K are included herein.

Item 9.01 - Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The following audited financial statements of Blair are being filed as Exhibit 99.2:

•	Independent Auditor's Report

•	Balance Sheet as of December 31, 2015

•	Statement of Operations for the Year Ended December 31, 2015

•	Statement of Member Capital for the Year Ended December 31, 2015

•	Statement of Cash Flows for the Year Ended December 31, 2015

•	Notes to Financial Statements
The following unaudited financial statements of Blair are being filed as Exhibit 99.3:

•	Balance Sheet as of June 30, 2016 and December 31, 2015

•	Statements of Operations for the Six Months Ended June 30, 2016 and 2015

•	Statement of Member Capital for the Six Months Ended June 30, 2016

•	Statements of Cash Flows for the Six Months Ended June 30, 2016 and 2015

•	Notes to Financial Statements
(b) Pro Forma Financial
The following pro forma financial information is being filed with this report as Exhibit 99.4:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2016

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release announcing acquisition of Blair.

99.2	Audited 2015 financial statements of Blair and related notes and Independent Auditor's Report.

99.3	Unaudited financial statements for the six months ended June 30, 2016 and 2015 of Blair and related notes.

99.4
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014 and related notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	August 10, 2016	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release announcing acquisition of Blair.

99.2	Audited 2015 financial statements of Blair and related notes and Independent Auditor's Report.

99.3	Unaudited financial statements for the six months ended June 30, 2016 and 2015 of Blair and related notes.

99.4
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014 and related notes.